UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2025
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Preformed Line Products Company
(Exact name of Registrant as Specified in Its Charter)
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Ohio	0-31164	34-0676895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Beta Drive
Mayfield Village, Ohio		44143
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 440 461-5200
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PLPC	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On July 16, 2025, PLP Poland (Belos) S.A. ("PLP Poland"), a subsidiary of Preformed Line Products Company (the “Company”), entered into a non-revolving investment loan with Bank Polska Kasa Opieki Spółka Akcyjna ("Bank Pekao S.A.") to finance the construction of a new manufacturing plant. The loan is guaranteed by the Company and secured by the current manufacturing plant owned by PLP Poland, the plant under construction and all fixed assets within both plants.
The loan allows for an amount up to PLN100.3 million ($27.4 million) and will bear interest at the one month Warsaw Interbank Offered Rate ("WIBOR") plus 1.0% per annum, unless the Company’s funded debt to Earnings before Interest, Taxes and Depreciation ratio exceeds 3.0 to 1, at which point the WIBOR spread becomes 1.5%. The loan agreement also contains, among other provisions, requirements for maintaining levels of net worth and profitability. The maturity date of the loan is January 31, 2035 and is payable in annual installments in the amounts of PLN5.3 million ($1.5 million) in 2026, PLN9.0 million ($2.5 million) in 2027, PLN9.6 million ($2.6 million) in 2028 through 2034, and PLN18.8 million ($5.2 million) in 2035.
The foregoing summary of the terms of the loan does not purport to be complete and is qualified in its entirety by reference to full text of the Investment Loan Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Investment Loan Agreement, dated July 16, 2025, between PLP Poland (Belos) S.A. and Bank Pekao S.A., filed herewith (English translation).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFORMED LINE PRODUCTS COMPANY

Date:	July 22, 2025	By:	/s/ Caroline S. Vaccariello
Caroline S. Vaccariello, General Counsel & Corporate Secretary